FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 30, 2001

                    Friedman, Billings, Ramsey Group, Inc.
            (Exact name of Registrant as specified in its charter)

001-13731
(Commission File Number)


Virginia                                               54-1870350
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                         Identification No.)


1001 Nineteenth Street North
Arlington, VA 22209
(Address of principal executive offices)(Zip code)

                                (703) 312-9500
              (Registrant's telephone number including area code)

Item 9.

     On July 26, 2001, Friedman, Billings, Ramsey Group, Inc. issued a press release reporting its earnings for the second quarter 2001. A copy of the press release was filed on Form 8-K on July 26, 2001. Friedman, Billings, Ramsey Group, Inc. is supplementing the financial information contained in the July 26, 2001 press release by furnishing the following Long-Term Investment Matrix As of June 30, 2001.

     The following Exhibit is furnished as part of this report:

     99.1 Friedman, Billings, Ramsey Group, Inc. Long Term Investment Matrix As of June 30, 2001



                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                             FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

                             By: /s/ Emanuel J. Friedman
                             Chief Executive Officer